Collaboration and License Agreement with Incyte	12 Months Ended
Dec. 31, 2020
Disclosure of joint ventures [abstract]
Collaboration and License Agreement with Incyte
4 Collaboration and License Agreement with Incyte
On January 13, 2020, MorphoSys AG and Incyte Corporation announced that both companies had signed a collaboration and license agreement for the further global development and commercialization of MorphoSys’s proprietary anti-CD19 antibody tafasitamab. The agreement became effective on March 3, 2020 following the receipt of antitrust clearance. Under the terms of the agreement, MorphoSys received an upfront payment of US$ 750.0 million (€ 691.7 million). In addition, Incyte invested US$ 150.0 million (€ 130.9 million) in new ADSs of MorphoSys. MorphoSys increased its common stock by issuing 907,441 new ordinary shares from Authorized Capital
2017-I,
excluding the preemptive rights of existing shareholders, to facilitate Incyte’s purchase of 3,629,764 ADSs. Each ADS represents one-quarter
of one MorphoSys ordinary share. The new ordinary shares underlying the ADSs represented 2.84% of the registered common stock of MorphoSys prior to the capital increase. Incyte purchased the 3,629,764 new ADSs at a price of US$ 41.32 (approximately € 36.27) per ADS. This price represented a premium of 20% on the volume-weighted average price of the ADSs 30 days prior to the signing of the collaboration and license agreement. Subject to limited exceptions, Incyte has agreed not to sell or otherwise transfer any of the new ADSs (representing 2.76% of MorphoSys’s registered common stock following the capital increase) for a period of 18 months.

Depending on the achievement of certain developmental, regulatory, and commercial milestones, MorphoSys is eligible to receive milestone payments amounting to up to US$ 1.1 billion (approximately € 973.0 million). MorphoSys will also receive tiered royalties in a mid-teen
to
mid-twenties
percentage of net sales of Monjuvi outside the US. In the US, MorphoSys and Incyte will co-commercialize
Monjuvi, with MorphoSys being responsible for the commercial relationship with the end customer, which also comprises the deliveries of the drug and the collection of the related cash inflows. The revenues from product sales of Monjuvi will, therefore, be recognized by MorphoSys, as it is the principal of the transaction. Incyte and MorphoSys are jointly responsible for the commercialization activities in the US and will equally share any profits and losses (50/50 basis). Outside the US, Incyte will receive exclusive commercialization rights, determine the commercialization strategy and be responsible for the commercial relationship with the end customer, including the deliveries of the drug and the collection of the related cash inflows. Therefore, Incyte will recognize all revenues generated from sales of tafasitamab outside the US and will pay royalties to MorphoSys on these sales.
MorphoSys received a total of US$ 900.0 million (€ 822.6 million) from Incyte upon signing the agreement. At the time of its initial recognition, a current financial asset in the amount of US$ 48.9 million (€ 45.1 million) and a non-current
financial liability in the amount of US$ 588.3 million (€ 542.6 million) were recognized and recorded in the balance sheet items “Financial assets from collaborations” and “Financial liabilities from collaborations”. The financial asset represents MorphoSys’s current reimbursement claim against Incyte from the expected future losses associated with the US commercialization activities (as Incyte has agreed to compensate MorphoSys for 50% of said losses) measured at fair value. The non-current
financial liability, measured initially at fair value, represents Incyte’s prepaid entitlement to future profit sharing on sales of Monjuvi in the US (as MorphoSys will share 50% of these profits with Incyte). Incyte has already acquired this right with the payments made in March 2020; therefore, a liability had to be recognized at that time. The basis for the initial valuation at fair value is the corporate planning and its shared profits and losses thereof in connection with the commercialization activities of MorphoSys and Incyte in the United States for the years ahead. As part of Incyte’s participation in the equity of MorphoSys AG through a capital increase, the equivalent of US$1.0 million (€ 0.9 million; equivalent to the nominal value of € 1 per ordinary share) was recognized in common stock and US$ 90.7 million (€ 79.7 million) in additional paid-in
capital in the amount of the fair value of the investment. The remainder of US$ 268.9 million (€ 236.1 million) was recognized as revenues according to IFRS 15, as this is the amount recognized as consideration for the marketing license for tafasitamab outside the US. Due to the different timing of revenue recognition and receipt of payment from Incyte, foreign currency gains of € 8.4 million were recognized.
The financial asset is subsequently measured at fair value through profit or loss and the financial liability at amortized cost using the effective interest method. Any resulting effective interest is recognized in the finance result. The basis for the valuation at fair value is the corporate planning and its shared profits and losses thereof in connection with the commercialization activities of MorphoSys and Incyte in the US for the years ahead. Cash flows from the profits and losses shared equally between the two parties are generally recognized directly against the financial asset or financial liability. Differences between the planned and actual cash flows from the financial asset or financial liability are recorded in the finance result. Effects resulting from changes in planning estimates regarding the expected net cash flows from financial assets and financial liabilities are also recognized in the finance result. The initial interest rate continues to be applied for the subsequent measurement of the financial liability, whereas the current yield curve is used for the financial assets. Foreign currency translation effects from the financial asset or financial liability are also recognized in the finance result.
The planning assumptions are influenced by significant estimates and mainly comprise revenues and costs for the production and sale of Monjuvi in the US, the discount rate and the expected term of cash flows. Revenues are affected by variable influencing factors such as patient numbers and the number of doses of Monjuvi administered, as well as the price that can be obtained in the market. Costs include the manufacturing costs for these doses of Monjuvi and other cost components for e.g. sale, transport, insurance and packaging. For more information on the discount rate, see section 2.3.3 of these notes. The term is the estimated time period over which Monjuvi will generate benefits in the approved indication and therefore the expected term of product sales in the US.
As of December 31, 2020, US$ 633.8 million (€ 516.5 million) was recognized as a current and non-current
financial liability and US$ 52.6 million (€ 42.9 million) as a financial asset as a result of the collaboration with Incyte.
MorphoSys and Incyte will also share the development costs for the jointly initiated worldwide and
US-specific
clinical trials at a ratio of 55% (Incyte) to 45% (MorphoSys). This 45% share of development costs borne by MorphoSys is included in research and development costs. Should MorphoSys provide services in excess of this 45% share, MorphoSys will be entitled to a compensation claim against Incyte, which will qualify as revenue in accordance with IFRS 15. Related expenses for the provision of the service are recognized as cost of sales. Conversely, MorphoSys has to bear additional research and development expenses if Incyte performs more than 55% of the total clinical trial services. In addition, Incyte will assume 100% of future development costs for clinical trials in countries outside the United States, which are conducted in Incyte’s own responsibility. Incyte has the option to obtain development services from MorphoSys for this purpose. If this option is exercised, the related income will be recognized as revenue.
The financial assets from collaborations measured according to Level 3 changed in 2020 as follows:

In T €	2020
Opening Balance	0
Additions	45,090
Cash Receipts	(12,677)
Through Other Comprehensive Income	0
Through Profit or Loss (in Finance Result)	10,458

Closing Balance	42,870

If the expected sales revenues and cost components had changed by 1%, the fair value of the financial asset from collaborations would have been in a range of € 42.1 million to € 43.7 million (acquisition date: € 43.
7
 million to € 46.5 million).
The estimates underlying the financial liabilities from collaboration are subject to a sensitivity analysis below. This would have resulted in the following effects on the fair value of the financial liabilities from collaborations upon initial recognition. In each case, one planning assumption is changed and all other estimates are kept constant.

in million €	+ 1%	(1)%
Change in Price obtained in the Market (revenue related)	13.8	(13.8)
Change in Patient Numbers and Number of Doses administered (revenue related)	12.7	(12.6)
Change in Manufacturing Costs and other Cost Components (cost related)	(7.2)	7.2
Change in Patient Numbers and Number of Doses administered (cost related)	(1.2)	1.2
Discount Rate	(43.1)	47.7
The effects included in the previous table would have correspondingly affected the revenue recognized as residual value for the marketing license for tafasitamab outside the US at the acquisition date. An increase in financial liabilities from collaborations would have led to lower and a decrease to higher sales revenues.

As of December 31, 2020, percentage changes in significant estimates would have impacted the financial liabilities from collaborations as follows.

in million €	+ 1%	(1)%
Change in Price obtained in the Market (revenue related)	11.2	(11.2)
Change in Patient Numbers and Number of Doses administered (revenue related)	10.1	(10.1)
Change in Manufacturing Costs and other Cost Components (cost related)	(6.2)	6.2
Change in Patient Numbers and Number of Doses administered (cost related)	(1.1)	1.1